                                                                   EXHIBIT 10.30

                                                    Branch number Account number
                                                    ----------------------------
                                                    304           1016190
                                                    ----------------------------
[G1]
[handwritten:] Asyst Japan              [illegible] 56
Contract certificate for monetary loan for consumption
(Used for these loan methods:
loans on deeds, daily installments, level principal/lump sum on due date) 12/6/1999

To:  Tokai Bank, K.K. (=Inc.)
     Debtor:
          Address:  Sadana No. 28, Kita Ima, Aza, Bisai City, Aichi Prefecture
          Name:     Mecs, K.K.
                    Kazuo Kimata, Representative Director [similar to CEO]
                     [seal affixed]
     Joint and several guarantor:
          Address:  Aza Ouhiraura 35, Higashi Ougi, Bisai City
          Name:     Kazuo Kimata  [seal]

                                  In case the seal used for the loan transaction is different from the seal for the deposit account at the time of repayment, affix here the seal of the deposit account which will be used for repayment.

     Joint and several guarantor [#2]:  [blank]

Section 1: Debtor, by agreeing to this agreement, borrows, and has duly received, money according to the following essential points, in addition to the terms of the Bank Transaction Agreement (statement of promises) which has been submitted separately.

1.  Monetary amount: (Yen)9million                             2.  Use:  working capital
----------------------------------------------------------------------------------------------------------------------
3.  Repayment deadline:  November 30, 2004
----------------------------------------------------------------------------------------------------------------------
                                   Repayment       First repayment date: January 4, 2000, and thereafter on the 31st
4.                                 date            of each month
Repayment                          -----------------------------------------------------------------------------------
method                             Repayment       First repayment amount                         (Yen)150,000
                                   amounts         -------------------------------------------------------------------
                                                   Second and subsequent repayment amounts        (Yen)150,000
                                                   -------------------------------------------------------------------
                                                   Final repayment amount                         (Yen)150,000
----------------------------------------------------------------------------------------------------------------------
5.  Interest                      An annual rate of 2.000%, but the bank can change this to a level that is generally in use, in cases where there are reasons such as changes in the financial climate or other sufficient reasons.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
6.  Interest                      At the time of borrowing, I will pay interest through January 4, 2000.
payment                           Thereafter, on the 31st of every month I will prepay the interest through the next
period                            agreed upon repayment date.
----------------------------------------------------------------------------------------------------------------------
7.  Damages                       At the annual rate of 14% of the monetary amount due [but unpaid.]
----------------------------------------------------------------------------------------------------------------------
8.  Method of calculating interest/damages: daily installment method, based on 365 days/year
----------------------------------------------------------------------------------------------------------------------
9. Account from which             Branch name       Account type                 Account number
principal, interest and damages   ------------------------------------------------------------------------------------
are to be withdrawn               Bisai branch      Ordinary deposit account     570151
----------------------------------------------------------------------------------------------------------------------
10.                               When a date for loan repayment or a date interest      Contract certificate for
Other                             payment falls on a bank holiday: payment shall be      monetary loan for consumption
                                  made on the next business day.  [other boxes blank]    [bar code]
----------------------------------------------------------------------------------------------------------------------

                                                 Branch number    Account number
                                                 -------------------------------
                                                 304              1013569
                                                 -------------------------------
[G2]
To: Mecs, K.K.      [handwritten]  [illegible] 52
Contract certificate for monetary loan for consumption
(Used for these loan methods:
loans on deeds, daily installments, level principal/lump sum on due date) 11/30/1998

To:  Tokai Bank, K.K. (=Inc.)
     Debtor:
            Address:  Sadana No. 28, Kita Ima, Aza, Bisai City, Aichi Prefecture
            Name:     Mecs, K.K.
                      Kazuo Kimata, Representative Director [similar to CEO] [seal affixed]
     Joint and several guarantor:
            Address:  Aza Ouhiraura 35, Higashi Tamashiro, Bisai City
            Name:      Kazuo Kimata
     Joint and several guarantor [#2]:  [blank]

Section 1: Debtor, by agreeing to this agreement, borrows, and has duly received, money according to the following essential points, in addition to the terms of the Bank Transaction Agreement (statement of promises) which has been submitted separately.

1.  Monetary amount: (Yen)50million                        2.  Use:  working capital
----------------------------------------------------------------------------------------------------
3.  Repayment deadline:  November 28, 2003
----------------------------------------------------------------------------------------------------
               Repayment      First repayment date:  January 4, 1999, and thereafter on the 31st
4.             date           of each month
Repayment                     ----------------------------------------------------------------------
method         Repayment      First repayment amount                          (Yen)833,000
               amounts        ----------------------------------------------------------------------
                              Second and subsequent repayment amounts         (Yen)833,000
                              ----------------------------------------------------------------------
                              Final repayment amount                          (Yen)833,000
----------------------------------------------------------------------------------------------------
5.  Interest   An annual rate of 1.73000%, but the bank can change this to a level that is generally in use, in cases where there are reasons such as changes in the financial climate or other sufficient reasons.
----------------------------------------------------------------------------------------------------
6.  Interest   At the time of borrowing, I will pay interest through the last day of December,
payment        1998.  Thereafter, on the last day of every month I will prepay the interest
period         through the next agreed upon repayment date.
----------------------------------------------------------------------------------------------------
7.  Damages    At the annual rate of 14% of the monetary amount due [but unpaid.]
----------------------------------------------------------------------------------------------------
8.  Method of calculating interest/damages: daily installment method, based on 365 days/year
----------------------------------------------------------------------------------------------------
9. Account from which             Branch name       Account type                 Account number
principal, interest and damages   ------------------------------------------------------------------
are to be withdrawn

                                  Bisai branch      Ordinary deposit account     570151
----------------------------------------------------------------------------------------------------
10.            When a date for loan repayment or a date interest
Other          payment falls on a bank holiday: payment shall be
               made on the next business day.  [other boxes blank]
----------------------------------------------------------------------------------------------------

                                              [handwritten:] Assist..[illegible]
Bank Transaction Agreement (statement of promises)
                                                                   June 29, 1990
To:  Tokai Bank, K.K. (=Inc.)
                                                                       Mecs K.K.
            Address:  Sadana No. 28, Kita Ima, Aza, Bisai City, Aichi Prefecture
   Name:  Kazuo Kimata, Representative Director [similar to CEO]  [seal affixed]

In relation to transactions with your bank, I confirm the following provisions.

Section 1  (Scope of applicability)

/1/ Concerning the discharge of debt obligations arising in relation to loans on bills, loans on deeds, account overdrafts, banker's acceptance liabilities, foreign exchange and all other transactions, I will conform to this Agreement.

/2/ Even in cases where your bank has obtained through transactions with a third party bills/promissory notes which I have issued, endorsed, accepted, "accepted for honor," or guaranteed, I will conform to this Agreement regarding the discharge of those debt obligations.

Section 2 (Debts/obligations related to bills/promissory notes and borrowing) In the case that I have received loans by means of bills/promissory notes, your bank may demand repayment by means of either bills or loan credits.

Section 3  (Interest, damages, etc.)

/1/ Concerning the agreed upon terms for the rates and payment timing/method for interest charges, discount charges, guarantee charges, miscellaneous charges and their repayment, I agree to these being changed to levels that are generally in practice, in cases where there are reasons such as changes in the financial climate or other sufficient reasons.

/2/ In case I do not discharge my debt obligations to your bank, I will pay damages at the annual rate of 14% of the amounts due. In this case, the calculation method will be a daily calculation, based on 365 days.

Section 4 (Collateral)

/1/ When a sufficient reason occurs, making it necessary to maintain [my] right to borrow, upon demand, I will promptly provide collateral or an increase in collateral approved by your bank or will provide a guarantor or additional guarantor(s).

/2/ All collateral which has been provided to your bank at this time and collateral which may be provided in the future, in addition to being applied to the debts secured by that collateral, shall be collateral commonly applied to all debts which are now secured (collateralized) or shall become collateralized in the future.

/3/ The collateral, without depending on legal procedures, may be collected and disposed of by your bank, according to methods, timing, pricing, etc. which are generally recognized as appropriate. The funds obtained as a result, after deduction of various expenses and without regard to legal formalities, may be applied to payment of [my] debts. In addition, in case a debt balance still remains, that shall immediately be paid.

/4/ In case I do not discharge my debt obligations, your bank may collect and dispose of my movable property, bills and promissory notes, and other securities which your bank holds. In such case also, I agree to having the matter handled in accordance with all of the above terms.